Inventory, net (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Inventory, net
Raw materials	$ 539,916	$ 158,093
Finished products	31,871	351,867
Work in process	663,789	388,726
Inventory, Net, Total	$ 1,235,576	$ 898,686